Exhibit 10.1

AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This AMENDMENT TO SECURITIES PURCHASE AGREEMENT (this Amendment”), dated as of April 4, 2025, by and between SAFE AND GREEN DEVELOPMENT CORPORATION, a Delaware corporation (the “Company”), and each of ARENA SPECIAL OPPORTUNITIES II, LP, ARENA SPECIAL OPPORTUNITIES (OFFSHORE) MASTER, LP, ARENA SPECIAL OPPORTUNITIES PARTNERS III, LP, and ARENA SPECIAL OPPORTUNITIES FUND, LP (each, an “Investor” and together, the “Investors”).

WHEREAS:

A. The Company and the Investors executed and delivered that certain Securities Purchase Amendment, dated as of August 12, 2024 (the “Purchase Agreement”);

B. The Company and the Investors wish to the amend the Purchase Agreement in certain respects relating to the terms of the third closing thereunder.

NOW THEREFORE, the Company and the Investors severally (and not jointly) hereby agree as follows:

1. AMENDMENTS.

a. Section 1.1 of the Purchase Agreement is hereby deleted by the following definitions and replacing them with the definitions set forth below:

“Exempt Issuance” means the issuance of (a) shares of Common Stock, restricted share units or options to employees, officers or directors of the Company pursuant to any share or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company, (b) other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with share splits or combinations) or to extend the term of such securities, (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith other than securities issued in connection with the acquisition of the Resource Group US Holdings LLC which may carry registration rights and provide for the filing of any registration statement , and provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, and (d) securities issued pursuant to the Arena ELOC.

“Third Closing Principal Amount” means, up to $1,111,1111.

“Third Closing Subscription Amount” means, up to $1,000,000 (i.e., the aggregate amount that may be paid by the Purchasers for the purchase of the Debentures and Warrants to be issued by the Company on the Third Closing Date, reflecting that such Debentures are to be issued with a 10% original issue discount to the face amount thereof).

“Third Registration Statement Effectiveness Date” means, with respect to the third Registration Statement to be filed by the Company pursuant to the Registration Rights Agreement, no later than the 75th calendar day following the Third Closing Date (or, in the event of a “full review” by the Commission, no later than the 150th calendar day following the Third Closing Date); provided, however, that in the event the Company is notified by the Commission that the third Registration Statement will not be reviewed or is no longer subject to further review and comments, the Third Registration Statement Effectiveness Date as to such Registration Statement shall be the fifth (5th) Trading Day following the date on which the Company is so notified if such date precedes the date otherwise required above, provided, further, if such Third Registration Statement Effectiveness Date falls on a day that is not a Trading Day, then the Third Registration Statement Effectiveness Date shall be the next succeeding Trading Day.

b. The final sentence of Section 2.1(a) of the Purchase Agreement is hereby deleted and replaced with the following:

Each Debenture shall be substantially in the form of Exhibit A attached hereto, or in the case of a Debenture issued on the Third Closing Date, in the form of Exhibit A-1 attached hereto, with the blanks appropriately filled and shall mature on the date that is eighteen (18) months from the First Closing Date.

c. Section 2.1(b) of the Purchase Agreement is hereby deleted and replaced with the following:

(b) Warrants. (b) Warrants. As additional consideration for the Purchasers’ purchase of Debentures hereunder, the Company shall issue to the Purchasers, simultaneously with the issuance of each Debenture purchased by the Purchasers from the Company on the applicable Closing Date, a warrant to purchase the Company’s Common Stock (each, as the same may be amended, amended and restated or otherwise modified from time to time, a “Warrant”, and collectively, the “Warrants”). Each such Warrant shall, among other things, (i) provide for the purchase by the Purchasers of a number of shares of Common Stock (the “Warrant Shares”) equal to 20% (or in the case of any Warrant issued on the Third Closing Date, 50%) of the total principal amount of the related Debenture purchased by the Purchasers on the applicable Closing Date hereunder divided by 92.5% of the lowest daily VWAP during the Common Stock for the ten (10) consecutive Trading Day period ended on the last Trading Day immediately preceding such Closing Date, subject to adjustment upon the occurrence of certain events as set forth in such Warrant; (ii) be exercisable at the Exercise Price; and (iii) be substantially in the form of Exhibit B attached hereto or, in the case of any Warrant issued on the Third Closing Date, be substantially the form of Exhibit B-1 attached hereto.

d. The Purchase Agreement is hereby amended by (i) adding following Exhibit A thereto, as a new Exhibit A-1, Exhibit A-1 hereto, and (ii) adding following Exhibit B thereto, as a new Exhibit B-1, Exhibit B-1 hereto.

2. AFFIRMATION. The Company hereby affirms all of its obligations to the Investor under all of the Purchase Agreement, this Amendment, the Debentures issued prior to the date hereof and agrees and affirms as follows: (i) that as of the date hereof, the Company has performed, satisfied and complied in all material respects with all the covenants, agreements and conditions under each of Purchase Agreement, and the Debentures issued prior to the date hereof to be performed, satisfied or complied with by the Company; (ii) that the Company shall continue to perform each and every covenant, agreement and condition set forth in each of the Purchase Agreement, this Amendment, and the Debentures issued prior to the date hereof and continue to be bound by each and all of the terms and provisions thereof and hereof; (iii) that as of the date hereof, no default or Event of Default has occurred or is continuing under Purchase Agreement, this Amendment, or the Debentures issued prior to the date hereof, and no event has occurred that, with the passage of time, the giving of notice, or both, would constitute a default or an Event of Default under the Purchase Agreement, this Amendment, or the Debentures issued prior to the date hereof; and (iv) that as of the date hereof, no event, fact, or other set of circumstances has occurred which could reasonably be expected to have, cause, or result in a Material Adverse Effect.

3. RATIFICATION. The Company hereby acknowledges, represents, warrants and confirms to Investor that: (i) each of the Purchase Agreement, this Amendment, and the Debentures issued prior to the date hereof are valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms; and (ii) no oral representations, statements, or inducements have been made by Investor, or any agent or representative of Investor, with respect to the Purchase Agreement, this Amendment, or the Debentures issued prior to the date hereof.

4. HOLDER’ CONDUCT. As of the date of this Amendment, the Company hereby acknowledges and admits that: (i) the Investor has acted in good faith and has fulfilled and fully performed all of its obligations under or in connection with the Purchase Agreement and the Initial Debenture or any other related documents; and (ii) that there are no other promises, obligations, understandings or agreements with respect to the Purchase Agreement, or the Debentures issued prior to the date hereof or any other document, except as expressly set forth herein, or in the Purchase Agreement, and the Initial.

5. GOVERNING LAW; MISCELLANEOUS.

a. Governing Law; Jurisdiction and Venue. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by the Purchase Agreement, this Amendment, the Debentures issued prior to the date hereof, or any other agreement, certificate, instrument or document contemplated hereby or thereby shall be brought and enforced in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York. The Company and the Investor irrevocably submit to the jurisdiction of such courts, which jurisdiction shall be exclusive, and hereby waive any objection to such exclusive jurisdiction or that such courts represent an inconvenient forum. The prevailing party in any such action shall be entitled to recover its reasonable and documented attorneys’ fees and out-of-pocket expenses relating to such action or proceeding.

b. Recitals. The recitations set forth in the preamble of this Amendment are true and correct and incorporated herein by this reference.

c. Capitalized Terms. All capitalized terms used in this Amendment shall have the same meaning ascribed to them in the Purchase Agreement, except as otherwise specifically set forth herein.

d. Representations and Warranties. The Company hereby confirms and affirms that all representations and warranties made under the Purchase Agreement and the Debentures issued prior to the date hereof (specifically including under Section 3 of the Purchase Agreement) are true, correct and complete as of the date Purchase Agreement and hereby confirm and affirm that all such representations and warranties remain true, correct and complete as of the date of this Amendment, and by this reference, the Company does hereby re-make each and every one of such representations and warranties herein as of the date of this Amendment, as if each and every one of such representations and warranties was set forth and re-made in its entirety in this Amendment by the Company, as same may be qualified by revised disclosure schedules attached to this Amendment, if any (if no revised disclosures are attached to this Amendment, then no such revised disclosure schedules shall be deemed to exist or to qualify any of the representations and warranties hereby re-made).

e. Organizational and Authorization Documents. The Company shall have executed and delivered a certificate of an officer thereof certifying and attaching (a) resolutions of the Company’s board of directors, approving and authorizing the execution, delivery and performance of this Amendment and each of the documents and agreements contemplated in connection herewith; and (b) a good standing certificate in the state of organization of the Company and in each other state requested by Investor; which officer certifies to be true and complete, and in full force and effect without modification, it being understood that Investor may conclusively rely on each such document and certificate until formally advised by the Company of any changes therein.

f. Effect on Purchase Agreement. Except as expressly amended by this Amendment, all of the terms and provisions of the Purchase Agreement shall remain and continue in full force and effect after the execution of this Amendment, are hereby ratified and confirmed, and incorporated herein by this reference.

g. Counterparts; Signatures by Facsimile. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Amendment, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Amendment bearing the signature of the party so delivering this Amendment.

h. Construction; Headings. This Amendment shall be deemed to be jointly drafted by the Company and the Investor and shall not be construed against any person as the drafter hereof. The headings of this Amendment are for convenience of reference only and shall not form part of, or affect the interpretation of, this Amendment.

i. Severability. In the event that any provision of this Amendment is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

j. Entire Agreement; Amendments. The Purchase Agreement, this Amendment, the Debentures issued prior to the date hereof, the Transaction Documents and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Amendment may be waived or amended other than by an instrument in writing signed by the majority in interest of the Investor.

k. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing as provided in the Purchase Agreement.

l. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties and their successors and assigns.

m. Third Party Beneficiaries. This Amendment is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

n. Survival. The representations and warranties of the Company and the agreements and covenants set forth in this Amendment shall survive the closing hereunder not withstanding any due diligence investigation conducted by or on behalf of the Investor. The Company agrees to indemnify and hold harmless the Investor and all their officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in the Purchase Agreement, this Amendment, and the Debentures issued prior to the date hereof or any of its covenants and obligations under the Purchase Agreement, this Amendment, or the Debentures issued prior to the date hereof, including advancement of expenses as they are incurred.

o. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.

p. No Strict Construction. The language used in this Amendment will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[signature page follows]

IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Amendment to be duly executed as of the date first above written.

SAFE AND GREEN DEVELOPMENT CORPORATION

By:	/s/ Nicolai Brune
Name:	Nicolai Brune
Title:	Chief Financial Officer

ARENA SPECIAL OPPORTUNITIES II, LP

By:	/s/ Lawrence Cutler
Name:	Lawrence Cutler
Title:	Authorized Signatory

ARENA SPECIAL OPPORTUNITIES (OFFSHORE) MASTER, LP

By:	/s/ Lawrence Cutler
Name:	Lawrence Cutler
Title:	Authorized Signatory

ARENA SPECIAL OPPORTUNITIES PARTNERS III, LP

By:	/s/ Lawrence Cutler
Name:	Lawrence Cutler
Title:	Authorized Signatory

ARENA SPECIAL OPPORTUNITIES FUND, LP

By:	/s/ Lawrence Cutler
Name:	Lawrence Cutler
Title:	Authorized Signatory

EXHIBIT A-1

[FORM OF DEBENTURE TO BE ISSUED ON THIRD CLOSING DATE]

EXHIBIT B-1

[FORM OF WARRANT TO BE ISSUED ON THIRD CLOSING DATE]